Exhibit 99.1

                               [GRAPHIC OMITTED]


Endurance Specialty Holdings Ltd.

                                                               4th Quarter, 2004

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

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

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

                                    Overview
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

What We Have Achieved

o Established one of the leading insurance/reinsurance markets in the industry in less than three years

      -     Bermuda-based insurance products

      -     Global reinsurance

      -     Property insurance U.K./Europe

o     Management team with strong execution skills

      -     Understands the key drivers of financial performance

      -     Demonstrated ability to build profitable lines of business

      -     Strong transaction and capital management experience

o     Delivering strong returns on equity and increases in shareholder value

      - Generated a return on equity of 17% in 2003 and 19% in the first nine months of 2004

      - Grew book value per share by 16% in 2003 and 11% in the first nine months of 2004

      - Positioned to generate 15%+ growth in book value throughout the P&C cycle

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

What We Have Achieved (cont'd)

o     Exceeded all financial objectives in 2003 and in first nine months of 2004

                                            FY 2003           1st 9 months 2004
                                            -------           -----------------
      -     Gross premiums                  $1.6 billion      $1.4 billion
      -     Assets                          $3.5 billion      $4.9 billion
      -     Shareholders' equity            $1.6 billion      $1.8 billion
      -     Net income                      $263 million      $242 million
      -     Earnings beat estimates by      54%               96%

o     Developed strong, technical, underwriting based culture

o     Built strong systems, controls, and infrastructure

o     Successfully executed two acquisitions

o     Implemented value-enhancing capital management initiatives

o     One of handful of companies to be upgraded by A.M. Best in 2003

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                       Proven track record of significant
                           shareholder value creation

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

Our Value Creation Levers

o Specialist underwriting driven culture built around deep infrastructure, intellectual capital and technical skills

      -     "Stock Picking versus Index Tracking"

o Portfolio approach achieves capital efficiency and lower volatility of results

o     Scaleable systems

o Proactively allocate capital by line of business to maximize return through changing market conditions

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                          Focus on profit, not revenue

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

                             Underwriting & Strategy
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

Underwriting Philosophy

--------------------------------------------------------------------------------

o     Strategy

      - Identify business segments with sufficient opportunities to apply expertise

      - Only underwrite those risks that are susceptible to underwriting and actuarial analysis

      - Reallocate capital as different businesses become relatively less attractive

o     Culture

      - Understand the risk correlations within each segment and across portfolio to determine required margins

      -     Identify risks within each segment that meet return thresholds

      - Apply technical resources at the front end to evaluate and select business

o     Control

      -     Focus on target returns, not premiums

      -     Monitor underwriting decisions on a live basis

      -     Monitor emergence of results to corroborate assumptions

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                   Philosophy that is disciplined, consistent
                       and embraced by underwriting teams

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

The Platforms and Business Lines

------------------------------------------------------------------------------------------------------------------------------
----------------------------------            --------------------------------          --------------------------------------
    Endurance Specialty                            Endurance Reinsurance                         Endurance Worldwide
       Insurance Ltd.                             Corporation of America                          Insurance Limited
         (Bermuda)                                        (U.S.)                                       (U.K.)
----------------------------------            --------------------------------          --------------------------------------
Severity Driven Risks                         Frequency Driven Risks                    Non-U.S. Risks

o  Property-Cat & Per Risk Treaty             o  Property Reinsurance                   o  Non-North American Property Treaty

o  Severity Driven Casualty Treaty            o  Casualty Reinsurance                   o  European Direct Property

o  Excess Casualty                            ---------------------------------
                                              o  Underwriters: 35                       -------------------------------------
o  Professional Liability / E&O                                                         o  Underwriters: 23
                                              o  Actuaries and Cat modelers: 12
o  Healthcare                                                                           o  Actuaries and Cat modelers: 6
                                              o  Total Staff: 113
o  Aviation                                                                             o  Total Staff: 49

o  North American Direct Property

---------------------------------
o  Underwriters: 37

o  Actuaries and Cat modelers: 16

o  Total Staff: 122
------------------------------------------------------------------------------------------------------------------------------

 [THE FOLLOWING TABLES WERE REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

  -------------------------------------------------      -----------------------------------------------------

  Risk Exposure: 1st Nine Months 2004 GPW = $1,439M      Lines of Business: 1st Nine Months 2004 GPW = $1,439M
  -------------------------------------------------      -----------------------------------------------------
  Property           45%                                 Reinsurance        77%
  Casualty           46%                                 Insurance          23%
  Other Specialty     9%
  -------------------------------------------------      -----------------------------------------------------

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

Underwriting - Summary Results

------------------------------------------------------------------------------------------------------------------------------
($ in thousands)                           Property                Property                Casualty    Aerospace
                                           Per Risk     Property  Individual  Casualty    Individual   and Other
                                            Treaty    Catastrophe    Risk      Treaty        Risk      Specialty      Total
------------------------------------------------------------------------------------------------------------------------------
1st Nine Months 2004 Underwriting Results
-----------------------------------------
Gross Written Premiums                      $332,628    $230,885    $85,454    $404,341    $194,499    $191,350    $1,439,157
Net Earned Premiums                         $336,593    $175,259    $74,266    $290,191    $175,675    $169,316    $1,221,300
Unearned Prem. Reserves                     $271,502    $ 99,374    $57,054    $337,005    $122,264    $146,142    $1,033,341

GAAP Combined Ratio                            100.4%       48.1%      68.4%       98.1%       84.2%       94.4%         87.2%
Stat. Combined Ratio                            98.3%       47.3%      67.2%       96.1%       82.6%       92.7%         85.5%

2003 Underwriting Results
-------------------------
Gross Written Premiums                      $469,290    $183,594    $85,863    $390,265    $214,392    $258,593    $1,601,997
Net Earned Premiums                         $296,551    $174,158    $65,408    $284,843    $173,266    $179,721    $1,173,947

GAAP Combined Ratio                             93.9%       38.5%      58.6%       97.5%       89.1%       99.5%         84.7%
Stat. Combined Ratio                            91.2%       37.7%      56.7%       95.7%       87.8%       98.2%         83.5%

2002 Underwriting Results
-------------------------
Gross Written Premiums                      $168,054    $178,120    $62,934    $203,566    $106,903    $ 79,183    $  798,760
Net Earned Premiums                         $ 59,453    $114,823    $33,907    $ 84,355    $ 44,292    $ 32,659    $  369,489

GAAP Combined Ratio                            102.1%       61.7%      60.8%      106.0%      100.8%       98.8%         86.2%
Stat. Combined Ratio                            92.3%       59.5%      56.3%       98.6%       92.1%       90.3%         80.8%

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


Price Monitoring

               Review of Expected Underwriting Ratios by Quarter
                               Direct - Property

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                       Underwriting Ratio
                                               ---------------------------------
                                               U/W Ratio -           U/W Ratio -
                                                  Price                 Price
                                                 Monitor               Monitor
Quarter of Inception                            [Actual]             [Smoothed]
--------------------------------------------------------------------------------
       Q1-02                                       53%                   45%
       Q2-02                                       48%                   48%
       Q3-02                                       51%                   51%
       Q4-02                                       58%                   54%
       Q1-03                                       64%                   58%
       Q2-03                                       70%                   61%
       Q3-03                                       67%                   64%
       Q4-03                                       73%                   67%
       Q1-04                                       75%                   70%


               Review of Expected Underwriting Ratios by Quarter
                            Direct - Excess Casualty

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                       Underwriting Ratio
                                               ---------------------------------
                                               U/W Ratio -           U/W Ratio -
                                                  Price                 Price
                                                 Monitor               Monitor
Quarter of Inception                            [Actual]             [Smoothed]
--------------------------------------------------------------------------------
       Q1-02                                       79%                   88%
       Q2-02                                      100%                   84%
       Q3-02                                       75%                   81%
       Q4-02                                      103%                   78%
       Q1-03                                       47%                   75%
       Q2-03                                       77%                   72%
       Q3-03                                       59%                   69%
       Q4-03                                       86%                   66%
       Q1-04                                       41%                   63%

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

Risk Exposures

                        SEC Segment & Subs. Distribution
                     1st 9 Months 2004 Premiums = $1,439 mm

  [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Property Per Risk                       23%
Property Cat                            16%
Casualty Treaty                         28%
Property Indivi. Risk                    6%
Casualty Indivi. Risk                   14%
Aero & Other Specialty                  13%

Bermuda                                 47%
U.S.                                    42%
U.K.                                    11%

                               [GRAPHIC OMITTED]

                           Major Lines & Distribution
                     1st 9 Months 2004 Premiums = $1,439 mm

  [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Property Risk Per Treaty                23%
Property Cat                            16%
Casualty /WC Cat                         7%
D&O/E&O                                  6%
Personal Auto                            3%
Other Casualty                          12%
Prop Indi. Risk                          6%
Aeros.                                   9%
XGL                                      4%
Prof. Lines                              3%
HPL                                      7%
Other                                    4%

Aon                                     35%
Marsh                                   28%
Willis                                   9%
Benfield                                 9%
Other                                   19%

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

Risk Review - Portfolio Expected Risk Curve

                    Endurance - Underwriting Income Profile
                 ----------------------------------------------
                      In-Force Portfolio as of July 1, 2004

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                                                                  Expected
                                                                                                   Result

                                                                                                  U/W Ratio
                                                                                   U/W Ratio        81.2%
U/W Ratio       U/W Ratio       U/W Ratio       U/W Ratio       U/W Ratio            94.8%
 141.2%          131.4%           120.7%          114.5%          105.4%                           $325 M
                                                                                    1-in-10        Profit
1-in-500         1-in-250         1-in-100      1-in-50          1-in-25              Year
 Year              Year             Year          Year             Year              $92 M
$736 M            $559 M           $365 M        $255 M           $94 M              Profit
 Loss              Loss             Loss          Loss            Loss

                Underwriting Income - Amounts in Millions of USD

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

                                Financial Review
      --------------------------------------------------------------------

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

Summary Financial Performance

---------------------------------------------------------------------------------------------------------------
($ in thousands)
                                        Year Ended           Year Ended             %        Nine months ended
Income Statement                     December 31, 2002    December 31, 2003       Change     September 30, 2004
---------------------------------------------------------------------------------------------------------------
Gross Written Premiums                  $  798,760           $1,601,997            101%          $1,439,157
Net Earned Premiums                        369,489            1,173,947            218            1,221,300
Operating income                            93,024              247,938            167              240,006

Combined Ratio                                86.2%                84.7%                               87.2%

Operating ROAE                                 7.8%                17.3%                               14.1%

--------------------------------------------------------------------------------------------------------------
Balance Sheet
--------------------------------------------------------------------------------------------------------------
Total Investments and Cash              $1,663,249           $2,674,232             61%          $3,571,446
Reserve for Losses & Loss Exp.             200,840              833,158            315            1,448,962
Reserve for Unearned Prem.                 403,305              824,685            105            1,033,341
Total Shareholders' Equity               1,217,500            1,644,815             35            1,770,824

Debt / Total Capitalization                   13.6%                 5.9%                               12.3%

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

Optimizing Operating Leverage

--------------------------------------------------------------------------------

                   Annualized Quarterly Operating Leverage (a)
                   -------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                        3Q 2003                 0.86x
                        4Q 2003                 0.89x
                        1Q 2004                 0.98x
                        2Q 2004                 0.91x
                        3Q 2004                 0.94x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Quarterly Investment Leverage (b)
                        ---------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                        3Q 2003                 1.46x
                        4Q 2003                 1.55x
                        1Q 2004                 1.63x
                        2Q 2004                 1.72x
                        3Q 2004                 1.91x

--------------------------------------------------------------------------------

(a) Operating leverage is calculated by dividing quarterly net premiums earned by quarterly average equity.

(b) Investment leverage is calculated by dividing quarterly average invested assets by quarterly average equity.

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

Achieving Our Targets

---------------------------
2004 ROE Component Build-Up                   Operating Assumptions
---------------------------           ------------------------------------------
    [BAR CHART OMITTED]

     15.5%      17.5%        <------  Mid to High Teens Returns

      5.5%       5.5%        <------  1.5:1.0 Investment Leverage at 3.70% yield

     10.0%      12.0%        <------  1.0:1.0 Operating Leverage
   --------   --------
     90.0%      88.0%
   Combined   Combined
     Ratio      Ratio

Unlevered Return on Capital

---------------------------

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

Capital Management Strategy

o     Executed several value enhancing transactions

      -     $100 million Zurich stock and warrant buyback at $17.50 per share

      -     $20 million share repurchase of TIAA-CREF at $27.06 per share

      -     $65 million share repurchase of Lightyear at $31.78 per share

      -     2 million share repurchase authorization

o Significant financial flexibility with $850 million credit facility and $250 million senior notes offering

o     Understand levers of capital optimization

      -     Currently holding AAA level RBC

      -     12.3% debt to capital versus 15% to 20% target

      -     All capital utilization measured against returning capital

o     Return of capital analysis conducted with two to three year payback

      -     Analysis favors dividends when stock trades above 1.3x to 1.4x book

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

Significant Acquisition Experience

o     Strategy

      -     Accelerated strategic development in property cat and US reinsurance

      -     High degree of selectivity. 300+ acquisition opportunities

      -     Heavy upfront due diligence

      -     No legacy issues

o     Fully integrated within 30 days both people and systems


o     Financially attractive

      -     LaSalle property cat portfolio, 24% accretive to 2002 EPS

      -     Hart Re portfolio acquisition, 12% accretive to 2003 EPS

o     Minimal use of outside advisors

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

                                   Conclusion
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

Conclusion

o     Exceeded all strategic and financial objectives

o Built strong, technical, underwriting based culture that is focused on profit, not revenue

o     Created robust controls, systems, and infrastructure

o     Value enhancement through capital management and enhancing acquisitions

o     Committed to generating 15%+ growth in book value throughout the cycle

o Demonstrated ability to create significant shareholder value with significant future upside

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